                                                                   EXHIBIT 10.2

                  AMENDMENT NUMBER FOUR, dated as of September 30, 2000 (the "AMENDMENT"), to the Amended and Restated Credit Agreement dated as of November 27, 1998, as previously amended, modified and supplemented and as last amended by Amendment No. 3 and Waiver, dated as of March 13, 2000 (the "CREDIT AGREEMENT"), among SUPERIOR TELECOMMUNICATIONS INC. (formerly known as Superior/Essex Corp.), a Delaware corporation (the "COMPANY"), ESSEX GROUP INC., a Michigan corporation ("ESSEX" and, together with the Company, the "BORROWERS"), each of the Guarantors party thereto (the "GUARANTORS") (which Guarantors shall include Superior TeleCom Inc., a Delaware corporation (the "PARENT")), the lending institutions from time to time party thereto (each a "LENDER" and, collectively, the "LENDERS"), BANKERS TRUST COMPANY, as Administrative Agent, MERRILL LYNCH & CO., as Documentation Agent, and FLEET NATIONAL BANK, as Syndication Agent (the "AGENTS"). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  WHEREAS the Borrowers have requested the Lenders to adjust certain negative covenants in Section 8; and

                  WHEREAS, in connection with the foregoing, the Borrowers have requested that the Agents and the Lenders amend certain provisions of the Credit Agreement; and

                  WHEREAS, the Agents and the Lenders have considered and agreed to the Borrowers' requests, upon the terms and conditions set forth in this Amendment; and

                  WHEREAS, the consent of the Required Lenders is necessary to effect this Amendment;

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                             SECTION ONE - AMENDMENT

                  The Credit Agreement is amended as hereinafter provided in this Section One, effective as of September 30, 2000 (the "AMENDMENT EFFECTIVE DATE").

         1.1. AMENDMENTS TO SECTION 8 (NEGATIVE COVENANTS) OF THE CREDIT
AGREEMENT

         (a) Section 8.09 shall be amended by deleting the text thereof in its entirety and replacing it with the following:

                  "8.09. MINIMUM CONSOLIDATED EBITDA. The Company will not permit Consolidated EBITDA during any Test Period set forth below to be less than the amount set forth below with respect to such Test Period:

                                                                 ($ in millions)
                   Test Period Ending:                               Amount:
                   ------------------                                ------
                   09/30/2000                                         219.0
                   12/31/2000                                         209.0
                   03/31/2001                                         203.0
                   06/30/2001                                         195.0
                   09/30/2001                                         208.0
                   12/31/2001                                         213.0
                   03/31/2002                                         340.0
                   06/30/2002                                         350.0
                   09/30/2002                                         355.0
                   12/31/2002                                         360.0
                   03/31/2003                                         365.0
                   06/30/2003                                         370.0
                   09/30/2003                                         375.0
                   12/31/2003 and the last day of each                380.0
                   Fiscal Quarter thereafter

         (b) Section 8.10 shall be amended by deleting the text thereof in its entirety and replacing it with the following:

                  "8.10. INTEREST COVERAGE RATIO. The Company will not permit the Interest Coverage Ratio for any Test Period set forth below to be equal to or less than the ratio set forth below with respect to such Test Period:

                   Test Period Ending:                                Ratio:
                   ------------------                                 -----
                   09/30/2000                                          1.55x
                   12/31/2000                                          1.45x

                   Test Period Ending:                                Ratio:
                   ------------------                                 -----
                   03/31/2001                                          1.40x
                   06/30/2001                                          1.35x
                   09/30/2001                                          1.40x
                   12/31/2001                                          1.45x
                   03/31/2002                                          2.50x
                   06/30/2002                                          2.75x
                   09/30/2002                                          3.00x
                   12/31/2002                                          3.00x
                   03/31/2003                                          3.25x
                   06/30/2003                                          3.25x
                   09/30/2003                                          3.50x
                   12/31/2003 and the last day of each                 3.50x
                   Fiscal Quarter thereafter

         (c) Section 8.11 shall be amended by deleting the text thereof in its entirety and replacing it with the following:

                  "8.11. LEVERAGE RATIO. The Company will not permit the Pro Forma Leverage Ratio at any time during the Test Period set forth below to be equal to or more than the ratio set forth below with respect to such Test Period:

                   Test Period Ending:                                Ratio:
                   ------------------                                 -----
                   09/30/2000                                          5.80x
                   12/31/2000                                          6.00x
                   03/31/2001                                          6.10x
                   06/30/2001                                          6.25x
                   09/30/2001                                          5.85x
                   12/31/2001                                          5.60x
                   03/31/2002                                          3.75x
                   06/30/2002                                          3.50x
                   09/30/2002                                          3.25x
                   12/31/2002                                          3.25x
                   03/31/2003                                          3.00x
                   06/30/2003                                          3.00x

                   Test Period Ending:                                Ratio:
                   ------------------                                 -----
                   09/30/2003                                          2.75x
                   12/31/2003 and the last day of each                 2.75x
                   Fiscal Quarter thereafter

                                                                         "

         (d) For the purposes of determining compliance with the covenants contained in Sections 8.09, 8.10 and 8.11, in order to calculate Consolidated Net Income, any deduction therefrom for expenses incurred and accounted for by the Company on or before June 30, 2001 associated with the disposition, wind-up and/or restructuring of assets and operations related to the automotive wire business based at the Company's Orleans, Indiana plant (up to an aggregate maximum amount of $2.5 million) shall be added back to the calculation.

         1.2. AMENDMENTS TO SECTION 10 (DEFINITIONS) OF THE CREDIT AGREEMENT

         (a) The definition of "Applicable Base Rate Margin" shall be amended by deleting the text thereof in its entirety and replacing it with the following:

         "'Applicable Base Rate Margin' shall mean (i) in the case of each of the Revolving Loans and Tranche A Term Loans, a percentage per annum equal to 2.25% and (ii) in the case of Tranche B Term Loans, a percentage per annum equal to 3.00%; provided that the percentages set forth above shall be adjusted by the applicable Interest Reduction Discount."

         (b) The definition of "Applicable Euro Rate Margin" shall be amended by deleting the text thereof in its entirety and replacing it with the following:

                  "'Applicable Euro Rate Margin' shall mean (i) in the case of each of the Revolving Loans and Tranche A Term Loans, a percentage per annum equal to 3.25% and (ii) in the case of Tranche B Term Loans, a percentage per annum equal to 4.00%; PROVIDED that the percentages set forth above shall be adjusted by the applicable Interest Reduction Discount."

         (c) The definition of "Interest Reduction Discount" shall be amended by deleting the text thereof in its entirety and replacing it with the following:

                  "'Interest Reduction Discount' shall mean zero; PROVIDED that from and after the first day of any Margin Reduction Period (the "Start Date") to and including the last day of such Margin Reduction Period (the "End Date"), the Interest Reduction Discount shall be the respective percentage PER ANNUM set forth in clause (A), (B), (C), (D) or (E) below if, but only if, as of the last day of the immediately preceding fiscal quarter or fiscal year of the Company preceding such Start Date (the "Test Date"), the applicable conditions set forth in clause (A), (B), (C), (D) or (E) below, as the case may be, are met:

                  (A) for Revolving Loans, Tranche A Term Loans and Tranche B Term Loans, .25% if, but only if, as of the Test Date immediately prior to such Start Date the Pro Forma Leverage Ratio for the Test Period ended on such Test Date shall be less than 5.00:1.0 and none of the conditions set forth in clause (B), (C), (D) or (E) below, as the case may be, are satisfied;

                  (B) for Revolving Loans and Tranche A Term Loans only, .50% if, but only if, as of the Test Date immediately prior to such Start Date the Pro Forma Leverage Ratio for the Test Period ended on such Test Date shall be less than 4.00:1.0 and none of the conditions set forth in clause (C), (D) or (E) below, as the case may be, are satisfied;

                  (C) for Revolving Loans and Tranche A Term Loans only, .75% if, but only if, as of the Test Date immediately prior to such Start Date the Pro Forma Leverage Ratio for the Test Period ended on such Test Date shall be less than 3.50:1.0 and the condition set forth in clause (D) or (E) below is not satisfied;

                  (D) for Revolving Loans and Tranche A Term Loans only, 1.0% if, but only if, as of the Test Date immediately prior to such Start Date the Pro Forma Leverage Ratio for the Test Period ended on such Test Date shall be less than 3.00:1.0 and the condition set forth in clause (E) below is not satisfied; or

                  (E) for Revolving Loans and Tranche A Term Loans only, 1.25% if, but only if, as of the Test Date immediately prior to such Start Date the Pro Forma Leverage Ra-tio for the Test Period ended on such Test Date shall be less than or equal to 2.50:1.0.

                  Notwithstanding anything to the contrary contained above in this definition, the Interest Reduction Discount shall be zero at any time when a Default or an Event of Default shall exist."

         1.3. AMENDMENTS TO SECTION 12 (MISCELLANEOUS) OF THE CREDIT AGREEMENT

         (a) Section 12.04(b) of the Credit Agreement shall be amended by deleting the text thereof in its entirety and replacing it with the following:

         "(b) Notwithstanding the foregoing, any Lender (or any Lender together with one or more other Lenders) may (x) assign all or a portion of its Tranche A Term Loan Commitment, Tranche B Term Loan Commitment, Revolving Loan Commitment and/or BTCo's commitment to make Swingline Loans (and related outstanding Obligations hereunder) to any Affiliate of such Lender which is at least 50% owned by such Lender or its parent company or to one or more Lenders or (y) assign all, or if less than all, a portion equal to at least $5,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Commitment (and related outstanding Obligations hereunder)(except, in the case of Tranche B Term Loan Commitments (and related outstanding Obligations hereunder), where such dollar amount shall be $2,500,000) to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement; PROVIDED that (i) at such time Annex I shall be deemed modified to reflect the Commitments of such new Lender and of the existing Lenders, (ii) upon surrender of the old Notes, new Notes will be issued, at the Company's expense, to such new Lender and to the assigning Lender, such new Notes to be in conformity with the requirements of Section 1.05 (with appropriate modifications) to the extent needed to reflect the revised Commitments, (iii) the consent of the Administrative Agent, which consent shall not be unreasonably withheld, shall be required in connection with any such assignment pursuant to clause (y) of this Section 12.04(b) and (iv) the Administrative Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500; and PROVIDED, FURTHER, that such transfer or assignment will not be effective until recorded by the Administrative Agent on the Register pursuant to Section 7.12. To the extent of any assignment pursuant to this Section 12.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitment. At the time of each assignment pursuant to this Section 12.04(b) to a Person which is not already a Lender hereunder and which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall provide to the Company and the Administrative Agent the appropriate Internal Revenue Service Forms (and, if applicable, a Section 4.04(b)(ii) Certificate) described in Section 4.04(b)."

         (b)      A new section 12.04(d) shall be added as follows:

         "(d) Any Lender that is a fund that invests in bank loans may pledge all or any portion of its rights in connection with this Agreement to the trustee for holders of obligations owed, or securities issued, by such fund as security for such obligations or securities, provided, that any foreclosure or other exercise of remedies by such trustee shall be subject to the provisions of this section regarding assignments in all respects. No pledge described in the immediately preceding clause shall release such Lender from its obligations hereunder."

                    SECTION TWO - CONDITIONS TO EFFECTIVENESS

         (a) This Amendment shall become effective as of the Amendment Effective Date when, and only when, the Administrative Agent shall have received (i) counterparts of this Amendment executed by each Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment and (ii) a one-time cash fee for each Lender that executes and delivers a signature page to this Amendment not later than the close of business (New York time) on October 13, 2000 equal to 0.25% of the sum of the aggregate amount of Loans then outstanding owing to such Lender plus the then effective aggregate amount of the undrawn Revolving Loan Commitment of such Lender which fee shall be paid by wire transfer of immediately available funds and distributed by the Administrative Agent to the Lenders entitled thereto.

         (b) The effectiveness of this Amendment (other than this Section Two) is further conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

                 SECTION THREE - REPRESENTATIONS AND WARRANTIES

                  The Parent and the Company hereby confirm, reaffirm and restate the representations and warranties made by it in Section 6 of the Credit Agreement and all such representations and warranties are true and correct in all material respects as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), except such representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement or such changes arise out of events not prohibited by the covenants set forth in Sections 7 and 8 of the Credit Agreement or otherwise permitted by consents or waivers. The Company hereby further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Agents and each Lender that:

                  (a) Each Credit Party has the corporate power and authority to execute, deliver and perform this Amendment and has taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment;

                  (b) No Default or Event of Default has occurred and is continuing;

                  (c) No consent of any person other than all of the Lenders and the Agents parties hereto, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability against any Credit Party of this Amendment;

                  (d) This Amendment has been duly executed and delivered on behalf of each Credit Party by a duly authorized officer or attorney-in-fact of such Credit Party, and constitutes a legal, valid and binding obligation of each Credit Party enforceable against such Credit Party in ac-cordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, fraudulent conveyance, preferential transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally, (b) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and by the discretion of the court before which any proceeding therefor may be brought, or (c) public policy considerations or court administrative, regulatory or other governmental decisions that may limit rights to indemnification or contribution or limit or affect any covenants or agreements relating to competition or future employment; and

                  (e) The execution, delivery and performance of this Amendment will not violate (i) any provision of law applicable to any Credit Party or (ii) any contractual obligation of any Credit Party, other than such violations that would not reasonably be expected to result in, singly or in the aggregate, a Material Adverse Effect.

                          SECTION FOUR - MISCELLANEOUS

                  (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

                  (b) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

                  (c) THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

                  (d) This Amendment shall not constitute a consent or waiver to or modification of any provision, term or condition of the Credit Agreement, other than such terms, provisions, or conditions that are required to consummate the transactions contemplated by this Amendment. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, shall remain in full force and effect.

                       Signature Pages to Amendment No. 4

                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment and Waiver as of the date first above written.


                                   SUPERIOR TELECOMMUNICATIONS INC.,
                                    as Borrower and Guarantor


                                   By: /s/ David S. Aldridge
                                       -----------------------------------------
                                       Name:  David S. Aldridge
                                       Title: Chief Financial
                                              Officer

                                   SUPERIOR TELECOM INC.,
                                    as Guarantor

                                   By: /s/ David S. Aldridge
                                       -----------------------------------------
                                       Name:  David S. Aldridge
                                       Title: Chief Financial
                                              Officer

                                   DNE SYSTEMS, INC.
                                    as Guarantor

                                   By: /s/ David S. Aldridge
                                       -----------------------------------------
                                       Name:  David S. Aldridge
                                       Title: Chief Financial
                                              Officer

                       Signature Pages to Amendment No. 4


                                   DNE MANUFACTURING & SERVICE
                                    COMPANY, as Guarantor

                                   By: /s/ David S. Aldridge
                                       -----------------------------------------
                                       Name:  David S. Aldridge
                                       Title: Chief Financial
                                              Officer

                                   DNE TECHNOLOGIES, INC.,
                                    as Guarantor

                                   By: /s/ David S. Aldridge
                                       -----------------------------------------
                                       Name:  David S. Aldridge
                                       Title: Chief Financial
                                              Officer

                                   TEXAS SUT INC.,
                                    as Guarantor

                                   By: /s/ David S. Aldridge
                                       -----------------------------------------
                                       Name:  David S. Aldridge
                                       Title: Chief Financial
                                              Officer

                       Signature Pages to Amendment No. 4


                                   ESSEX GROUP, INC.,
                                    as Borrower and Guarantor

                                   By: /s/ David A. Owen
                                       -----------------------------------------
                                       Name:  David A. Owen
                                       Title: Vice President &
                                              Treasurer

                                   ESSEX INTERNATIONAL INC.,
                                    as Guarantor

                                   By: /s/ David A. Owen
                                       -----------------------------------------
                                       Name:  David A. Owen
                                       Title: Vice President &
                                              Treasurer

                       Signature Pages to Amendment No. 4


                                   ACTIVE INDUSTRIES, INC.,
                                    as Guarantor

                                   By: /s/ David A. Owen
                                       -----------------------------------------
                                       Name:  David A. Owen
                                       Title: Vice President &
                                              Treasurer

                                   DIAMOND WIRE & CABLE CO.,
                                    as Guarantor

                                   By: /s/ David A. Owen
                                       -----------------------------------------
                                       Name:  David A. Owen
                                       Title: Vice President &
                                              Treasurer

                                   ESSEX GROUP, INC.,
                                    as Guarantor

                                   By: /s/ David A. Owen
                                       -----------------------------------------
                                       Name:  David A. Owen
                                       Title: Vice President &
                                              Treasurer

                                   ESSEX GROUP MEXICO INC.,
                                    as Guarantor

                                   By: /s/ David A. Owen
                                       -----------------------------------------
                                       Name:  David A. Owen
                                       Title: Vice President &
                                              Treasurer

                                   ESSEX MEXICO HOLDINGS, L.L.C., as
                                    Guarantor


                                   By: /s/ David A. Owen
                                       -----------------------------------------
                                       Name:  David A. Owen

                       Signature Pages to Amendment No. 4


                                       Title: Vice President &
                                              Treasurer

                       Signature Pages to Amendment No. 4


                                   ESSEX SERVICES, INC.,
                                    as Guarantor

                                   By: /s/ David A. Owen
                                       -----------------------------------------
                                       Name:  David A. Owen
                                       Title: Vice President &
                                              Treasurer

                                   ESSEX TECHNOLOGY, INC.,
                                    as Guarantor

                                   By: /s/ Douglas L. Pett
                                       -----------------------------------------
                                       Name:  Douglas L. Pett
                                       Title: President

                                   ESSEX WIRE CORPORATION,
                                    as Guarantor

                                   By: /s/ David A. Owen
                                       -----------------------------------------
                                       Name:  David A. Owen
                                       Title: Vice President &
                                              Treasurer

                       Signature Pages to Amendment No. 4


                                   BANKERS TRUST COMPANY,
                                    as Administrative Agent

                                   By: /s/ June C. George
                                       -----------------------------------------
                                       Name:  June C. George
                                       Title: Director

                       Signature Pages to Amendment No. 4


                                   FLEET NATIONAL BANK,
                                    as Syndication Agent

                                   By: /s/ Howard J. Diamond
                                       -----------------------------------------
                                       Name:  Howard J. Diamond
                                       Title: Vice President

                       Signature Pages to Amendment No. 4


                                   MERRILL LYNCH & CO.,
                                    as Documentation Agent

                                   By: /s/
                                       -----------------------------------------
                                       Name:
                                       Title:

                       Signature Pages to Amendment No. 4


                                   BANKERS TRUST COMPANY, as Lender


                                   By: /s/ June C. George
                                       -----------------------------------------
                                       Name:  June C. George
                                       Title: Director

                       Signature Pages to Amendment No. 4


                                   ABN AMRO BANK N.V., as Lender


                                   By: /s/ Thomas M. Toerpe
                                       -----------------------------------------
                                       Name:  Thomas M. Toerpe
                                       Title: Group Vice President

                                   By: /s/ Mary L. Honda
                                       -----------------------------------------
                                       Name:  Mary L. Honda
                                       Title: Group Vice President

                       Signature Pages to Amendment No. 4


                                   ALLSTATE LIFE INSURANCE COMPANY, as Lender


                                   By: /s/
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   By: /s/
                                       -----------------------------------------
                                       Name:
                                       Title:

                       Signature Pages to Amendment No. 4


                                   AMARA-I FINANCE, LTD.

                                   By: INVESCO Senior Secured
                                       Management, Inc., as Sub-
                                       Advisor

                                       By: /s/ Gregory Stoeckle
                                           ------------------------------------
                                           Name:  Gregory Stoeckle
                                           Title: Authorized
                                                  Signatory

                       Signature Pages to Amendment No. 4


                                   AMARA-2 FINANCE, LTD.

                                   By:      INVESCO Senior Secured
                                            Management, Inc., as Sub-
                                            Advisor

                                            By: /s/ Gregory Stoeckle
                                                --------------------------------
                                                Name:  Gregory Stoeckle
                                                Title: Authorized
                                                       Signatory

                       Signature Pages to Amendment No. 4


                                   ARCHIMEDES FUNDING II, LTD.

                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager



                                          By: /s/ Michael D. Hatley
                                              ----------------------------------
                                              Name:  Michael D. Hatley
                                              Title: Managing
                                                     Director

                       Signature Pages to Amendment No. 4


                                   ARCHIMEDES FUNDING III, LTD.

                                   By: ING Capital Advisors LLC,
                                       as Collateral Manager

                                          By: /s/ Michael D. Hatley
                                              ----------------------------------
                                              Name:  Michael D. Hatley
                                              Title: Managing
                                                     Director

                       Signature Pages to Amendment No. 4


                                   ATHENA CDO, LIMITED,
                                    as Lender

                                   By: Pacific Investment
                                       Management Company LLC, as
                                       its Investment Advisor

                                            By: /s/ Mohan V. Phansalkar
                                                --------------------------------
                                                Mohan V. Phansalkar
                                                Senior Vice President

                       Signature Pages to Amendment No. 4


                                   AVALON CAPITAL, LTD. 2

                                   By: INVESCO Senior Secured
                                       Management, Inc., as
                                       Portfolio Advisor

                                       By: /s/ Gregory Stoeckle
                                           ------------------------------------
                                           Name:  Gregory Stoeckle
                                           Title: Authorized
                                                  Signatory

                       Signature Pages to Amendment No. 4


                                   Banco Espirito Santo S.A., Nassau Branch


                                   By: /s/ Andrew M. Orsen
                                       -----------------------------------------
                                       Name:  Andrew M. Orsen
                                       Title: Vice President

                                   By: /s/ Terry R. Hull
                                       -----------------------------------------
                                       Name:  Terry R. Hull
                                       Title: Senior Vice President

                       Signature Pages to Amendment No. 4


                                   BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC., as
                                    Lender


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                       Signature Pages to Amendment No. 4


                                   BANK LEUMI USA,
                                    as Lender

                                   By: /s/ Joung Hee Hong
                                       -----------------------------------------
                                       Name:  Joung Hee Hong
                                       Title: Vice President

                       Signature Pages to Amendment No. 4


                                   THE BANK OF AMERICA, N.A.,
                                    as Lender

                                   By: /s/ Steve A. Aronowitz
                                       -----------------------------------------
                                       Name:  Steve A. Aronowitz
                                       Title: Managing Director

                       Signature Pages to Amendment No. 4


                                   THE BANK OF NEW YORK., as Lender


                                   By: /s/ David C. Siegel
                                       -----------------------------------------
                                       Name:  David C. Siegel
                                       Title: Vice President

                       Signature Pages to Amendment No. 4


                                   THE BANK OF NOVA SCOTIA,
                                    as Lender

                                   By:  /s/ William E. Zarrett
                                       -----------------------------------------
                                            Name:  William E. Zarrett
                                            Title: Managing Director

                       Signature Pages to Amendment No. 4


                                   BANK OF TOKYO-MITSUBISHI TRUST
                                    COMPANY, as Lender


                                   By: /s/ Karen Brinkman
                                       -----------------------------------------
                                       Name:  Karen Brinkman
                                       Title: Vice President

                       Signature Pages to Amendment No. 4


                                   BANK POLSKA KASA OPIEKI, S.A.,
                                    as Lender

                                   By: /s/ Barry W. Henry
                                       -----------------------------------------
                                       Name:  Barry W. Henry
                                       Title: Vice President

                       Signature Pages to Amendment No. 4


                                   BEDFORD CDO, LIMITED, as Lender

                                   By:      Pacific Investment
                                            Management Company LLC, as
                                            its Investment Advisor

                                   By: /s/ Mohan V. Phansalkar
                                       -----------------------------------------
                                       Mohan V. Phansalkar
                                       Senior Vice President

                       Signature Pages to Amendment No. 4


                                   BLACKROCK FINANCIAL
                                    MANAGEMENT/BLACKROCK SENIOR
                                    LOAN FUND, as Lender

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

                       Signature Pages to Amendment No. 4


                                   BNP PARIBAS, as Lender


                                   By  /s/ Stephanie Rogers
                                       -----------------------------------------
                                       Name:  Stephanie Rogers
                                       Title: Vice President

                                   By  /s/ Duane Helkowski
                                       -----------------------------------------
                                       Name:  Duane Helkowski
                                       Title: Vice President

                       Signature Pages to Amendment No. 4


                                   CAPTIVA III Finance Ltd.,
                                    as Lender,
                                   as advised by Pacific Investment
                                    Management Company LLC


                                   By: /s/ David Dyer
                                       -----------------------------------------
                                       Name:  David Dyer
                                       Title: Director

                       Signature Pages to Amendment No. 4


                                   CAPTIVA IV Finance Ltd., as
                                    Lender
                                   as advised by Pacific Investment
                                    Management Company LLC

                                   By: /s/ David Dyer
                                       -----------------------------------------
                                       Name:  David Dyer
                                       Title: Director

                       Signature Pages to Amendment No. 4


                                              CATALINA CDO, Ltd., as Lender

                                              By: Pacific Investment
                                                  Management Company LLC, as
                                                  its Investment Advisor

                                              By: /s/ Mohan V. Phansalkar
                                                  -------------------------
                                                  Name: Mohan V. Phansalkar
                                                  Title: Senior Vice President

                      Signature Pages to Amendment No. 4


                                              CERES II FINANCE LTD.

                                              By: INVESCO Senior Secured
                                                  Management Inc., as Sub-
                                                  Managing Agent (Financial)


                                              By: /s/ Gregory Stoeckle
                                                  --------------------------
                                                  Name: Gregory Stoeckle
                                                  Title: Authorized Signatory

                     Signature Pages to Amendment No. 4


                                              CHANG HWA COMMERCIAL BANK LTD, as
                                               Lender

                                              By: /s/ Wan-Tu Yeh
                                                  ------------------------
                                                  Name:  Wan-Tu Yeh
                                                  Title: Senior Vice President
                                                         & General Manager

                     Signature Pages to Amendment No. 4


                                              CHIAO TUNG BANK CO., LTD,
                                               as Lender

                                              By:
                                                  -------------------------
                                                  Name:
                                                  Title:

                    Signature Pages to Amendment No. 4


                                              Crescent/Mach I Partners, L.P.
                                              By: TCW Asset Management Company,
                                                  its Investment Manager

                                              By: /s/ Mark L. Gold
                                                  ------------------------
                                                  Name:  Mark L. Gold
                                                  Title: Managing Director

                   Signature Pages to Amendment No. 4


                                              CYPRESSTREE INVESTMENT PARTNERS I,
                                              LTD.

                                              By: CypressTree Investment
                                                  Management Company, Inc. as
                                                   Portfolio Manager
                                                    as Lender

                                              By: /s/ Jonathan D. Sharkey
                                                  -------------------------
                                                  Name:  Jonathan D. Sharkey
                                                  Title: Principal


                                              CYPRESSTREE INVESTMENT FUND, LLC

                                              By: CypressTree Investment
                                                  Management Company, Inc. its
                                                  Managing Member
                                                   as Lender

                                              By: /s/ Jonathan D. Sharkey
                                                  -------------------------
                                                  Name:  Jonathan D. Sharkey
                                                  Title: Principal


                                              CYPRESSTREE INSTITUTIONAL FUND,
                                               LLC

                                              By: CypressTree Investment
                                                  Management Company, Inc. its
                                                  Managing Director
                                                   as Lender

                                              By: /s/ Jonathan D. Sharkey
                                                  -------------------------
                                                  Name:  Jonathan D. Sharkey
                                                  Title: Principal

                    Signature Pages to Amendment No. 4


                                              CYPRESSTREE INVESTMENT MANAGEMENT
                                               COMPANY, INC.

                                              As: Attorney-in-Fact and on behalf
                                                  of First Allmerica Financial
                                                  Life Insurance Company as
                                                  Portfolio Manager
                                                    as Lender

                                              By: /s/ Jonathan D. Sharkey
                                                  -------------------------
                                                  Name:  Jonathan D. Sharkey
                                                  Title: Principal

                    Signature Pages to Amendment No. 4


                                              DAI-ICHI KANGYO BANK, LIMITED,
                                               as Lender

                                              By: /s/ Christopher Fahey
                                                  -------------------------
                                                  Name:  Christopher Fahey
                                                  Title: Vice President

                    Signature Pages to Amendment No. 4

                                              DELANO COMPANY, as Lender

                                              By: Pacific Investment
                                                  Management Company LLC,
                                                   as its Investment Advisor

                                              By: /s/ Mohan V. Phansalkar
                                                  -------------------------
                                                  Mohan V. Phansalkar
                                                  Senior Vice President

                    Signature Pages to Amendment No. 4


                                              EATON VANCE CDO III, LTD.
                                                as a Lender

                                              By: Eaton Vance Management as
                                                  Investment Advisor

                                              By: /s/ Scott H. Page
                                                  -------------------------
                                                  Name:  Scott H. Page
                                                  Title: Vice President

                    Signature Pages to Amendment No. 4


                                              EATON VANCE SENIOR INCOME TRUST,
                                                as Lender

                                              By: Eaton Vance Management,
                                                     as Investment Advisor

                                              By: /s/ Scott H. Page
                                                  -------------------------
                                                  Name:  Scott H. Page
                                                  Title: Vice President

                    Signature Pages to Amendment No. 4


                                              ELC (CAYMAN) LTD., 1999-II,
                                                as Lender

                                              By: /s/ Amos N. Beason
                                                  -------------------------
                                                  Name:  Amos N. Beason
                                                  Title: Director

                    Signature Pages to Amendment No. 4


                                              ELC (CAYMAN) LTD., 2000-I
                                                as Lender

                                              By: /s/ Amos N. Beason
                                                  -------------------------
                                                  Name:  Amos N. Beason
                                                  Title: Director

                    Signature Pages to Amendment No. 4


                                              ELC (CAYMAN) LTD.,
                                                as Lender

                                              By: /s/ Amos N. Beason
                                                  -------------------------
                                                  Name:  Amos N. Beason
                                                  Title: Director

                    Signature Pages to Amendment No. 4


                                              ERSTE BANK DE OESTERREICHISCHEN
                                              SPARKASSEN AG, as Lender

                                              By: /s/ John Fay
                                                  -------------------------
                                                  Name:   John Fay
                                                  Title:  Assistant Vice
                                                          President
                                                          Erste Bank New York
                                                           Branch

                                              By: /s/ John S. Runnion
                                                  -------------------------
                                                  Name:   John S. Runnion
                                                  Title:  First Vice President
                                                          Erste Bank New York
                                                           Branch

                    Signature Pages to Amendment No. 4


                                              FIRST ALLMERICA FINANCIAL LIFE
                                              INSURANCE COMPANY, as Lender

                                              By:
                                                  -------------------------
                                                  Name:
                                                  Title:

                    Signature Pages to Amendment No. 4


                                              FIRST UNION NATIONAL BANK, as
                                                Lender

                                              By: /s/ Jorge A. Gonzalez
                                                  -------------------------
                                                  Name:  Jorge A. Gonzalez
                                                  Title: Senior Vice President

                    Signature Pages to Amendment No. 4


                                              FLEET NATIONAL BANK,
                                                as Lender

                                              By: /s/ Howard J. Diamond
                                                  -------------------------
                                                  Name:  Howard J. Diamond
                                                  Title: Vice President

                    Signature Pages to Amendment No. 4


                                              FRANKLIN FLOAT RATE TRUST,
                                                as Lender

                                              By: /s/ Chauncey Lufkin
                                                  -------------------------
                                                  Name:  Chauncey Lufkin
                                                  Title: Vice President

                    Signature Pages to Amendment No. 4


                                              FRANKLIN FLOATING RATE MASTER
                                                SERIES, as Lender

                                              By: /s/ Chauncey Lufkin
                                                  -------------------------
                                                  Name:  Chauncey Lufkin
                                                  Title: Vice President

                    Signature Pages to Amendment No. 4


                                              FUJI BANK, LIMITED,
                                                as Lender

                                              By: /s/ Nobuoki Koike
                                                  -------------------------
                                                  Name:  Nobuoki Koike
                                                  Title: Vice President &
                                                         Senior Team Leader

                    Signature Pages to Amendment No. 4


                                              GALAXY CLO 1999-1, LTD., as Lender

                                              By SAI Investment
                                                 Advisors Inc., its collateral
                                                 manager

                                              By: /s/ Thomas G. Brandt
                                                  --------------------------
                                                  Name:  Thomas G. Brandt
                                                  Title: Authorized Agent

                    Signature Pages to Amendment No. 4


                                              GENERAL ELECTRIC CAPITAL
                                                CORPORATION, as Lender

                                              By: /s/ Gregory Hong
                                                  -------------------------
                                                  Name:  Gregory Hong
                                                  Title: Duly Authorized
                                                         Signatory

                   Signature Pages to Amendment No. 4


                                              State Street Bank & Trust Company,
                                              As Trustee For General Motors
                                              Employees Global Group Pension
                                               Trust,
                                                as Lender

                                              By: /s/ Michael Connors
                                                  -------------------------
                                                  Name:   Michael Connors
                                                  Title:  Assistant Vice
                                                          President
                                                          State Street Bank and
                                                           Trust Company

                   Signature Pages to Amendment No. 4


                                              State Street Bank & Trust Company,
                                              As Trustee For General Motors
                                              Welfare Benefits Trust, as Lender

                                              By: /s/ Michael Connors
                                                  -------------------------
                                                  Name:   Michael Connors
                                                  Title:  Assistant Vice
                                                          President
                                                          State Street Bank and
                                                           Trust Company

                   Signature Pages to Amendment No. 4

                                              INCOME STRATEGIES PORTFOLIO,
                                                as Lender

                                              By:
                                                  -------------------------
                                                  Name:
                                                  Title:

                   Signature Pages to Amendment No. 4


                                              INDOSUEZ CAPITAL FUNDING
                                              IIA LIMITED

                                              By: Indosuez Capital as
                                                  Portfolio Advisor

                                              By: /s/ Lee M. Shaiman
                                                  -------------------------
                                                  Name:  Lee M. Shaiman
                                                  Title: First Vice President

                   Signature Pages to Amendment No. 4


                                              INDOSUEZ CAPITAL FUNDING
                                              III LIMITED

                                              By: Indosuez Capital as
                                                   Portfolio Advisor

                                              By: /s/ Lee M. Shaiman
                                                  -------------------------
                                                  Name:  Lee M. Shaiman
                                                  Title: First Vice President

                   Signature Pages to Amendment No. 4


                                              INDOSUEZ CAPITAL FUNDING
                                              IV, L.P.

                                              By: Indosuez Capital, as
                                                   Portfolio Advisor

                                              By: /s/ Lee M. Shaiman
                                                  -------------------------
                                                  Name:  Lee M. Shaiman
                                                  Title: First Vice President

                   Signature Pages to Amendment No. 4


                                              ING (U.S.) CAPITAL LLC
                                              FKA
                                              INTERNATIONALE NEDERLANDEN
                                              (U.S.) CAPITAL CORPORATION),
                                                as Lender

                                              By: /s/ Robert L. Fellows
                                                  -------------------------
                                                  Name:  Robert L. Fellows
                                                  Title: Director

                   Signature Pages to Amendment No. 4


                                              JACKSON NATIONAL LIFE INSURANCE
                                              COMPANY,
                                               as Lender

                                              By: /s/ David C. Wagner
                                                  --------------------------
                                                  Name:  David C. Wagner
                                                  Title: Vice President

                                              By: PPM America, Inc., as
                                                   Attorney-in-fact, on behalf
                                                   of Jackson National Life
                                                   Insurance Company

                   Signature Pages to Amendment No. 4


                                              J/Z CBO (Delaware), LLC

                                              By: J/Z CBO Corp., its General
                                                    Member

                                              By: /s/
                                                  -------------------------
                                                  Name:
                                                  Title:

                   Signature Pages to Amendment No. 4


                                              KEMPER FLOATING RATE FUND,
                                                as Lender

                                              By: /s/ Kelly D. Babson
                                                  -------------------------
                                                  Name:  Kelly D. Babson
                                                  Title: Managing Director

                   Signature Pages to Amendment No. 4


                                              KEYPORT LIFE INSURANCE COMPANY,
                                                as Lender

                                              By: /s/ Brian W. Good
                                                  -------------------------
                                                  Name:  Brian W. Good
                                                  Title: Senior Vice President
                                                         & Portfolio Manager

                   Signature Pages to Amendment No. 4


                                              KZH CNC LLC,
                                                as Lender

                                              By: /s/ Susan Lee
                                                  -------------------------
                                                  Name:  Susan Lee
                                                  Title: Authorized Agent

                   Signature Pages to Amendment No. 4


                                              KZH CRESCENT LLC,
                                                as Lender

                                              By: /s/ Susan Lee
                                                  -------------------------
                                                  Name:  Susan Lee
                                                  Title: Authorized Agent

                   Signature Pages to Amendment No. 4


                                              KZH CRESCENT-2 LLC,
                                              as Lender

                                              By: /s/ Susan Lee
                                                  -------------------------
                                                  Name:  Susan Lee
                                                  Title: Authorized Agent

                   Signature Pages to Amendment No. 4


                                              KZH CRESCENT-3 LLC,
                                                as Lender

                                              By: /s/ Susan Lee
                                                  -------------------------
                                                  Name:  Susan Lee
                                                  Title: Authorized Agent

                   Signature Pages to Amendment No. 4


                                              KZH CYPRESSTREE-1,
                                              LLC, as Lender

                                              By: /s/ Susan Lee
                                                  -------------------------
                                                  Name:  Susan Lee
                                                  Title: Authorized Agent

                   Signature Pages to Amendment No. 4

                                              KZH ING-2 LLC,
                                                as Lender

                                              By: /s/ Susan Lee
                                                  -------------------------
                                                  Name:  Susan Lee
                                                  Title: Authorized Agent

                   Signature Pages to Amendment No. 4


                                              KZH ING-3 LLC,
                                                as Lender

                                              By: /s/ Susan Lee
                                                  -------------------------
                                                  Name:  Susan Lee
                                                  Title: Authorized Agent

                   Signature Pages to Amendment No. 4


                                              KZH LANGDALE LLC, as Lender

                                              By: /s/ Susan Lee
                                                  -------------------------
                                                  Name:  Susan Lee
                                                  Title: Authorized Agent

                   Signature Pages to Amendment No. 4


                                              KZH PONDVIEW LLC,
                                                as Lender

                                              By: /s/ Susan Lee
                                                  -------------------------
                                                  Name:  Susan Lee
                                                  Title: Authorized Agent

                   Signature Pages to Amendment No. 4


                                              KZH RIVERSIDE LLC,
                                                as Lender

                                              By: /s/ Susan Lee
                                                  -------------------------
                                                  Name:  Susan Lee
                                                  Title: Authorized Agent

                   Signature Pages to Amendment No. 4


                                              KZH SOLEIL LLC,
                                                as Lender

                                              By: /s/ Susan Lee
                                                  -------------------------
                                                  Name:  Susan Lee
                                                  Title: Authorized Agent

                   Signature Pages to Amendment No. 4


                                              KZH SOLEIL-2 LLC, as Lender

                                              By: /s/ Susan Lee
                                                  -------------------------
                                                  Name:  Susan Lee
                                                  Title: Authorized Agent

                       Signature Pages to Amendment No. 4



                                               KZH STERLING LLC,
                                                  as Lender



                                               By: /s/ Susan Lee
                                                   -------------------------
                                                   Name:  Susan Lee
                                                   Title: Authorized Agent

                       Signature Pages to Amendment No. 4



                                               KZH WATERSIDE LLC,
                                                  as Lender



                                               By: /s/ Susan Lee
                                                   -------------------------
                                                   Name:  Susan Lee
                                                   Title: Authorized Agent

                       Signature Pages to Amendment No. 4



                                               Longhorn CDO (Cayman) LTD

                                               By: Merrill Lynch Investment
                                                   Managers, L.P.,
                                                   as Investment Advisor



                                               By: /s/ Joseph Moroney
                                                   -------------------------
                                                   Name:  Joseph Moroney
                                                   Title: Authorized Signatory

                       Signature Pages to Amendment No. 4



                                               MAGNETITE ASSET INVESTORS LLC, as
                                                  Lender



                                               By:
                                                   -------------------------
                                                   Name:
                                                   Title:

                       Signature Pages to Amendment No. 4



                                               MAGNETITE-CBO II, as Lender



                                               By:
                                                   -------------------------
                                                   Name:
                                                   Title:

                       Signature Pages to Amendment No. 4



                                               MASSACHUSETTS MUTUAL LIFE
                                                  INSURANCE COMPANY,
                                                  as Lender


                                               By: David L. Babson & Company
                                                  Inc. as Investment Advisor


                                               By: /s/
                                                   -------------------------
                                                   Name:
                                                   Title:

                       Signature Pages to Amendment No. 4



                                               MELLON BANK, N.A.,
                                                   as Lender


                                               By: /s/ Edward L. McGrath
                                                   -------------------------
                                                   Name:  Edward L. McGrath
                                                   Title: First Vice President

                       Signature Pages to Amendment No. 4



                                               MERRILL LYNCH CAPITAL
                                                  CORPORATION, as Lender



                                               By: /s/ Carol J.E. Feeley
                                                   -------------------------
                                                   Name:   Carol J.E. Feeley
                                                   Title:  Vice President
                                                           Merrill Lynch Capital
                                                           Corp.

                       Signature Pages to Amendment No. 4



                                               MERRILL LYNCH GLOBAL INVESTMENT
                                                  SERIES:  BANK LOAN INCOME
                                                  PORTFOLIO

                                               By: Merrill Lynch Investment
                                                   Managers, L.P. as Investment
                                                   Advisor


                                               By: /s/ Joseph Moroney
                                                   -------------------------
                                                   Name:  Joseph Moroney
                                                   Title: Authorized Signatory

                       Signature Pages to Amendment No. 4



                                               MERRILL LYNCH PRIME RATE
                                                  PORTFOLIO

                                               By: Merrill Lynch Investment
                                                   managers, L.P. as Investment
                                                   Advisor


                                               By: /s/ Joseph Moroney
                                                   -------------------------
                                                   Name:  Joseph Moroney
                                                   Title: Authorized Signatory

                       Signature Pages to Amendment No. 4



                                               MERRILL LYNCH SENIOR FLOATING
                                                  RATE FUND, INC., as Lender


                                               By: /s/ Joseph Moroney
                                                   -------------------------
                                                   Name:  Joseph Moroney
                                                   Title: Authorized Signatory

                       Signature Pages to Amendment No. 4



                                               MASTER SENIOR FLOATING RATE TRUST


                                               By: /s/ Joseph Moroney
                                                   --------------------------
                                                   Name:  Joseph Moroney
                                                   Title: Authorized Signatory

                       Signature Pages to Amendment No. 4



                                               MERRILL LYNCH GLOBAL INVESTMENT
                                                  SERIES:  INCOME STRATEGIES
                                                  PORTFOLIO

                                               By: Merrill Lynch Investment
                                                  Managers, L.P. as Investment
                                                  Advisor


                                               By: /s/ Joseph Moroney
                                                   --------------------------
                                                   Name:  Joseph Moroney
                                                   Title: Authorized Signatory

                       Signature Pages to Amendment No. 4



                                               MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH, INCORPORATED, as Lender


                                               By:
                                                   -------------------------
                                                   Name:
                                                   Title:

                       Signature Pages to Amendment No. 4



                                               TORONTO DOMINION (TEXAS), INC.,
                                                  as Lender


                                               By: /s/ Lynn Chasin
                                                   -------------------------
                                                   Name:  Lynn Chasin
                                                   Title: Vice President

                       Signature Pages to Amendment No. 4



                                               TRUST COMPANY OF THE WEST/TCW JZ
                                                  CBO DELAWARE LLC., as Lender


                                               By:
                                                   -------------------------
                                                   Name:
                                                   Title:

                       Signature Pages to Amendment No. 4



                                               VAN KAMPEN
                                               PRIME RATE INCOME TRUST
                                               By:  Van Kampen Investment
                                                    Advisory Corp.


                                               By: /s/ Darvin D. Pierce
                                                   -------------------------
                                                   Name:  Darvin D. Pierce
                                                   Title: Vice President

                       Signature Pages to Amendment No. 4



                                               VAN KAMPEN
                                                  SENIOR FLOATING RATE FUND
                                               By: Van Kampen Investment
                                                  Advisory Corp.


                                               By: /s/ Darvin D. Pierce
                                                   -------------------------
                                                   Name:  Darvin D. Pierce
                                                   Title: Vice President

                       Signature Pages to Amendment No. 4



                                               VAN KAMPEN SENIOR INCOME TRUST
                                               By: Van Kampen Investment
                                                   Advisory Corp.


                                               By: /s/ Darvin D. Pierce
                                                   -------------------------
                                                   Name:  Darvin D. Pierce
                                                   Title: Vice President

                       Signature Pages to Amendment No. 4



                                               WEBSTER BANK, as Lender


                                               By: /s/ Paul T. Savino
                                                   -------------------------
                                                   Name:  Paul T. Savino
                                                   Title: Vice President

                       Signature Pages to Amendment No. 4



                                               WINGED FOOT FUNDING TRUST, as
                                                  Lender


                                               By: /s/ Ann E. Morris
                                                   -------------------------
                                                   Name:  Ann E. Morris
                                                   Title: Authorized Agent

                       Signature Pages to Amendment No. 4



                                               MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH, INC., as Lender


                                               By: /s/ Carol J.E. Feeley
                                                   -------------------------
                                                   Name:  Carol J.E. Feeley
                                                   Title: Director

                       Signature Pages to Amendment No. 4



                                               MORGAN STANLEY DEAN WITTER PRIME
                                                  INCOME TRUST,
                                                  as Lender


                                               By:
                                                   -------------------------
                                                   Name:
                                                   Title:

                       Signature Pages to Amendment No. 4



                                               MOUNTAIN CAPITAL CLO 1, LTD.,
                                                  as Lender


                                               By: /s/ Darren P. Riley
                                                   -------------------------
                                                   Name:  Darren P. Riley
                                                   Title: Director

                       Signature Pages to Amendment No. 4



                                               NATEXIS BANQUE POPULAIRES,
                                                  as Lender


                                               By:
                                                   -------------------------
                                                   Name:
                                                   Title: SVP


                                               By: /s/ Gary Kania
                                                   -------------------------
                                                   Name:  Gary Kania
                                                   Title: Vice President

                       Signature Pages to Amendment No. 4



                                               NATIONAL CITY BANK, CLEVELAND,
                                                  as Lender

                                               By: /s/ Lisa B. Lisi
                                                   -------------------------
                                                   Name:  Lisa B. Lisi
                                                   Title: Senior Vice President

                       Signature Pages to Amendment No. 4



                                               NEMEAN CLO, LTD.


                                               By: ING Capital Advisors LLC,
                                                   as Investment Manager


                                               By: /s/ Michael D. Hatley
                                                   -------------------------
                                                   Name:  Michael D. Hatley
                                                   Title: Managing Director

                       Signature Pages to Amendment No. 4



                                               NORTH AMERICAN SENIOR FLOATING
                                                  RATE FUND


                                               By: CypressTree Investment
                                                   Management Company, Inc. as
                                                   Portfolio Manager,
                                                   as Lender


                                               By: /s/ Jonathan D. Sharkey
                                                   -------------------------
                                                   Name:  Jonathan D. Sharkey
                                                   Title: Principal

                       Signature Pages to Amendment No. 4



                                               NORTHWOODS CAPITAL, LIMITED,
                                                  as Lender


                                               By: Angelo Gordon Co., L.P., as
                                                   Collateral _________



                                               By:
                                                   -------------------------
                                                   Name:
                                                   Title:

                       Signature Pages to Amendment No. 4



                                               NUVEEN FLOATING RATE FUND,
                                                  as Lender


                                               By: /s/
                                                   -------------------------
                                                   Name:
                                                   Title:

                       Signature Pages to Amendment No. 4



                                               OASIS COLLATERALIZED HIGH INCOME
                                                  PORTFOLIOS-1, LTD.


                                               By: INVESCO Senior Secured
                                                   Management, Inc., as
                                                   Sub-Advisor



                                               By: /s/ Gregory Stoeckle
                                                   -------------------------
                                                   Name:  Gregory Stoeckle
                                                   Title: Authorized Signatory

                       Signature Pages to Amendment No. 4



                                               OLYMPIC FUNDING TRUST SERIES
                                                  1999-1, as Lender


                                               By: /s/ Ann E. Morris
                                                   -------------------------
                                                  Name:  Ann E. Morris
                                                  Title: Authorized Agent

                       Signature Pages to Amendment No. 4



                                               ORIX USA CORPORATION,
                                                  as Lender


                                               By: /s/ Hiro Miyauchi
                                                   -------------------------
                                                 Name:  Hiro Miyauchi
                                                 Title: Executive Vice President

                       Signature Pages to Amendment No. 4



                                               Name of Institution:
                                               OSPREY INVESTMENTS PORTFOLIO
                                               By: Citibank, N.A., as Manager


                                               By: /s/ Daniel Slotkin
                                                   -------------------------
                                                   Name:  Daniel Slotkin
                                                   Title: Vice President

                       Signature Pages to Amendment No. 4



                                               OXFORD STRATEGIC INCOME FUND, as
                                                  Lender

                                               By: Eaton Vance Management, as
                                                   Investment Advisor


                                               By: /s/ Scott H. Page
                                                   -------------------------
                                                   Name:  Scott H. Page
                                                   Title: Vice President

                       Signature Pages to Amendment No. 4



                                               PRIME INCOME TRUST, as Lender


                                               By:
                                                   -------------------------
                                                   Name:
                                                   Title:

                       Signature Pages to Amendment No. 4



                                               ROYALTON COMPANY, as Lender

                                               By: Pacific Investment
                                                   Management Company LLC, as
                                                   its Investment Advisor


                                               By: /s/ Mohan V. Phansalkar
                                                   -------------------------
                                                   Name:  Mohan V. Phansalkar
                                                   Title: Senior Vice President

                       Signature Pages to Amendment No. 4



                                               SENIOR DEBT PORTFOLIO,
                                                  as Lender


                                               By: Boston Management and
                                                   Research, as Investment
                                                   Advisor


                                               By: /s/ Scott H. Page
                                                   -------------------------
                                                   Name:  Scott H. Page
                                                   Title: Vice President

                       Signature Pages to Amendment No. 4



                                               SUQUILS-ING 1 (HBDGM0), LTD.,
                                                  as Lender


                                               By:
                                                   -------------------------
                                                   Name:
                                                   Title:

                       Signature Pages to Amendment No. 4



                                               SEQUILS I, LTD
                                               By: TCW Advisors, Inc. as its
                                                 Collateral Manager


                                               By: /s/ Mark L. Gold
                                                   -------------------------
                                                   Name:  Mark L. Gold
                                                   Title: Managing Director



                                               By: /s/ Jonathan I. Berg
                                                   -------------------------
                                                   Name:  Jonathan I. Berg
                                                   Title: Assistant Vice
                                                          President

                       Signature Pages to Amendment No. 4



                                               SEQUILS IV, LTD
                                               By: TCW Advisors, Inc. as its
                                                 Collateral Manager


                                               By: /s/ Mark L. Gold
                                                   -------------------------
                                                   Name:  Mark L. Gold
                                                   Title: Managing Director


                                               By: /s/ Jonathan I. Berg
                                                   -------------------------
                                                   Name:  Jonathan I. Berg
                                                   Title: Assistant Vice
                                                          President

                       Signature Pages to Amendment No. 4



                                               SOMERS CDO, LIMITED,
                                                  as Lender


                                               By: David L. Babson & Company
                                                   Inc. under delegated
                                                   authority from Massachusetts
                                                   Mutual Life Insurance
                                                   Company as Collateral
                                                   Manager


                                               By:
                                                   -------------------------
                                                   Name:
                                                   Title:

                       Signature Pages to Amendment No. 4



                                               SRF TRADING, INC.,
                                                  as Lender


                                               By: /s/ Ann E. Morris
                                                   -------------------------
                                                   Name:  Ann E. Morris
                                                   Title: Assistant Vice
                                                          President

                       Signature Pages to Amendment No. 4



                                               STANFIELD CLO LTD., as Lender
                                               By: Stanfield Capital Partners
                                                 LLC as its Collateral Manager


                                               By: /s/ Christopher A. Bondy
                                                   -------------------------
                                                   Name:  Christopher A. Bondy
                                                   Title: Partner

                       Signature Pages to Amendment No. 4



                                               TRUST COMPANY OF THE WEST/TCW JZ
                                                  CBO DELAWARE LLC, as Lender


                                               By:
                                                   -------------------------
                                                   Name:
                                                   Title:

                       Signature Pages to Amendment No. 4



                                               VAN KAMPEN
                                               PRIME RATE INCOME TRUST

                                               By: Van Kampen Investment
                                                   Advisory Corp.


                                               By: /s/ Darvin D. Pierce
                                                   -------------------------
                                                   Name:  Darvin D. Pierce,
                                                   Title: Vice President

                       Signature Pages to Amendment No. 4



                                               VAN KAMPEN
                                               SENIOR FLOATING RATE FUND

                                               By: Van Kampen Investment
                                                   Advisory Corp.


                                               By: /s/ Darvin D. Pierce
                                                   -------------------------
                                                   Name:  Darvin D. Pierce
                                                   Title: Vice President

                       Signature Pages to Amendment No. 4



                                               VAN KAMPEN
                                               SENIOR INCOME TRUST

                                               By: Van Kampen Investment
                                                   Advisory Corp.



                                               By: /s/ Darvin D. Pierce
                                                   -------------------------
                                                   Name:  Darvin D. Pierce
                                                   Title: Vice President

                       Signature Pages to Amendment No. 4



                                               WEBSTER BANK, as Lender


                                               By: /s/ Paul T. Savino
                                                   -------------------------
                                                   Name:  Paul T. Savino
                                                   Title: Vice President

                       Signature Pages to Amendment No. 4



                                               WINGED FOOT FUNDING TRUST,
                                                  as Lender


                                               By: /s/ Ann E. Morris
                                                   -------------------------
                                                   Name:  Ann E. Morris
                                                   Title: Authorized Agent